                                                                                                  ------------------------------
[LOGO] LINCOLN                                Lincoln ChoicePlus II Advance(SM)                       The Lincoln National Life
       Choice                                                                                            Insurance Company
                                               Variable Annuity Application                             Fort Wayne, Indiana
                                                                                                   -----------------------------

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner Maximum age of Contract Owner is 90.

                                                                        Social Security number/TIN  [_]_]_]-[_]_]-[_]_]_]_]
   ________________________________________________________________
   Full legal name or trust name*
                                                                        Date of birth  [_]_] [_]_] [_]_]   [_] Male  [_] Female
   ________________________________________________________________                    Month  Day   Year
   Street address

                                                                        Home telephone number [_]_]_] [_]_]-[_]_]_]_]
   ________________________________________________________________
   City                 State                   ZIP
                                                                        Date of trust* [_]_] [_]_] [_]_]    Is trust revocable?*
                                                                                       Month  Day   Year
                                                                                                            [_] Yes   [_] No
   ________________________________________________________________
   Trustee name*

                                                                        *This information is required for trusts.

1b Joint Contract Owner Maximum age of Joint Contract Owner is 90.

                                                                        Social Security number [_]_]_]-[_]_]-[_]_]_]_]
   ________________________________________________________________
   Full legal name                                                                                        [_] Male   [_] Female
                                                                        Date of birth  [_]_] [_]_] [_]_]
                                                                                       Month  Day   Year  [_] Spouse [_] Non-spouse

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
              Maximum age of Annuitant is 90.

                                                                        Social Security number [_]_]_]-[_]_]-[_]_]_]_]
   ________________________________________________________________
   Full legal name

                                                                        Date of birth  [_]_] [_]_] [_]_]     [_] Male  [_] Female
   ________________________________________________________________                    Month  Day   Year
   Street Address

                                                                        Home telephone number [_]_]_] [_]_]-[_]_]_]_]
   ________________________________________________________________
   City                    State                  ZIP

2b Contingent Annuitant Maximum age of Contingent Annuitant is 90.

   _______________________________________________________________      Social Security number [_]_]_]_[_]_]-[_]_]_]_]
   Full legal name

3  Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

   ________________________________________________________________     _______________________________   _________________  ______%
   Full legal name or trust name* [_] Primary [_] Contingent            Relationship to Contract Owner    SSN/TIN

   ________________________________________________________________     _______________________________   _________________  ______%
   Full legal name or trust name* [_] Primary [_] Contingent            Relationship to Contract Owner    SSN/TIN

   ________________________________________________________________     _______________________________   _________________  ______%
   Full legal name or trust name* [_] Primary [_] Contingent            Relationship to Contract Owner    SSN/TIN


   ________________________________________________________________                                            Is trust revocable?*
                                                                        Date of trust*  [_]_] [_]_] [_]_]
   Trustee name*                                                                        Month  Day   Year    [_] Yes [_] No

                                                                        *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4  Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract

   Nonqualified: [_] Initial Contribution OR   [_] 1035 Exchange
   Tax-Qualified (must complete plan type):    [_] Transfer OR      [_] Rollover
   Plan Type (check one): [_] Roth IRA         [_] Traditional IRA

5a  Allocation (This section must be completed.)                 5b  Dollar Cost Averaging  (Complete only if electing DCA.)
    Initial minimums:    $10,000                                    $2,000 minimum required.
                                                                 -------------------------------------------------------------------
    Future contributions will follow the allocation below. If       Total amount to DCA:     OR   $_________________
    DCA option is selected, the entire amount of each future        MONTHLY amount to DCA:        $_________________
    contribution will follow the allocation in Section 5b.       -------------------------------------------------------------------
                                                                    OVER THE FOLLOWING PERIOD: ____________________
    If no allocations are specified in Section 5a or 5b, the                                     MONTHS (6-60)
    entire amount will be allocated to the Money Market Fund,    -------------------------------------------------------------------
    pending instructions from the contract owner.                   FROM THE FOLLOWING HOLDING ACCOUNT (check one):
  --------------------------------------------------------------
    Please allocate my contribution of:                             [_] DCA Fixed Account
                                                                    [_] Delaware Premium High Yield Series* *The DCA holding account
    $ _____________________  OR  $ _________________________        [_] Lincoln National Money Market*       and the DCA fund
      Initial contribution         Approximate amount from          [_] Lincoln National Bond Fund*          elected cannot be the
                                   previous carrier                                                          same.

  -------------------------------------------------------------- -------------------------------------------------------------------
    INTO THE FUND(S) BELOW             Use whole percentages        INTO THE FUND(S) BELOW             Use whole percentages
  -------------------------------------------------------------- -------------------------------------------------------------------
     ___________ % Delaware Premium Growth and Income Series         ___________ % Delaware Premium Growth and Income Series
     ___________ % Delaware Premium U.S. Growth Series               ___________ % Delaware Premium U.S. Growth Series
     ___________ % Delaware Premium REIT Series                      ___________ % Delaware Premium REIT Series
     ___________ % Delaware Premium Small Cap Value Series           ___________ % Delaware Premium Small Cap Value Series
     ___________ % Delaware Premium Trend Series                     ___________ % Delaware Premium Trend Series
     ___________ % Delaware Premium Social Awareness Series          ___________ % Delaware Premium Social Awareness Series
     ___________ % Delaware Premium High Yield Series                ___________ % Delaware Premium High Yield Series*
     ___________ % AIM Growth Fund                                   ___________ % AIM Growth Fund
     ___________ % AIM International Fund                            ___________ % AIM International Fund
     ___________ % AIM Value Fund                                    ___________ % AIM Value Fund
     ___________ % Alliance Capital Growth and Income Portfolio      ___________ % Alliance Capital Growth and Income Portfolio
     ___________ % Alliance Capital Premier Growth Portfolio         ___________ % Alliance Capital Premier Growth Portfolio
     ___________ % Alliance Capital Technology Portfolio             ___________ % Alliance Capital Technology Portfolio
     ___________ % Alliance Capital Small Cap Value Portfolio        ___________ % Alliance Capital Small Cap Value Portfolio
     ___________ % AFIS Global Small Capitalization Fund             ___________ % AFIS Global Small Capitalization Fund
     ___________ % AFIS Growth Fund                                  ___________ % AFIS Growth Fund
     ___________ % AFIS Growth-Income Fund                           ___________ % AFIS Growth-Income Fund
     ___________ % AFIS International Fund                           ___________ % AFIS International Fund
     ___________ % Deutsche Asset Equity 500 Index                   ___________ % Deutsche Asset Equity 500 Index
     ___________ % Deutsche Asset EAFE Equity Index                  ___________ % Deutsche Asset EAFE Equity Index
     ___________ % Deutsche Asset Small Cap Value Portfolio          ___________ % Deutsche Asset Small Cap Value Portfolio
     ___________ % Fidelity VIP Equity Income Portfolio              ___________ % Fidelity VIP Equity Income Portfolio
     ___________ % Fidelity VIP Growth Portfolio                     ___________ % Fidelity VIP Growth Portfolio
     ___________ % Fidelity VIP Contrafund Portfolio                 ___________ % Fidelity VIP Contrafund Portfolio
     ___________ % Fidelity VIP Overseas Portfolio                   ___________ % Fidelity VIP Overseas Portfolio
     ___________ % Franklin Templeton Growth Securities Fund         ___________ % Franklin Templeton Growth Securities Fund
     ___________ % Franklin Templeton Small Cap Fund                 ___________ % Franklin Templeton Small Cap Fund
     ___________ % Janus Worldwide Growth Portfolio                  ___________ % Janus Worldwide Growth Portfolio
     ___________ % Janus Balanced Portfolio                          ___________ % Janus Balanced Portfolio
     ___________ % Janus Aggressive Growth Portfolio                 ___________ % Janus Aggressive Growth Portfolio
     ___________ % Lincoln National Aggressive Growth Fund           ___________ % Lincoln National Aggressive Growth Fund
     ___________ % Lincoln National Bond Fund                        ___________ % Lincoln National Bond Fund*
     ___________ % Lincoln National Capital Appreciation Fund        ___________ % Lincoln National Capital Appreciation Fund
     ___________ % Lincoln National Global Asset Allocation Fund     ___________ % Lincoln National Global Asset Allocation Fund
     ___________ % Lincoln National International Fund               ___________ % Lincoln National International Fund
     ___________ % Lincoln National Money Market Fund                ___________ % Lincoln National Money Market Fund*
     ___________ % Lincoln National Social Awareness Fund            ___________ % Lincoln National Social Awareness Fund
     ___________ % MFS Emerging Growth Series                        ___________ % MFS Emerging Growth Series
     ___________ % MFS Capital Opportunities Series                  ___________ % MFS Capital Opportunities Series
     ___________ % MFS Total Return Series                           ___________ % MFS Total Return Series
     ___________ % MFS Utilities Series                              ___________ % MFS Utilities Series
     ___________ % Neuberger Berman Regency Portfolio                ___________ % Neuberger Berman Regency Portfolio
     ___________ % Neuberger Berman Mid-Cap Portfolio                ___________ % Neuberger Berman Mid-Cap Portfolio
     ___________ % Putnam Growth & Income Fund                       ___________ % Putnam Growth & Income Fund
     ___________ % Putnam Health Sciences Fund                       ___________ % Putnam Health Sciences Fund
                   Fixed Account:         _______ % 5 years                      % Total (must = 100%)
                                                                     ===========
                                                                 -------------------------------------------------------------------
                   _______ % 1 year       _______ % 7 years
                   _______ % 3 years      _______ % 10 years        Future contributions will not automatically start a new DCA
                 % Total (must = 100%)                              program. Instructions must accompany each DCA contribution.
     ===========
  -------------------------------------------------------------- -------------------------------------------------------------------

5c  Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio Rebalancing form
    (28887CP2).

6   Death Benefit Option

    Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)
    [_] I/We hereby elect the 5% Step-Up/1/ Death Benefit option.
    [_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.
    [_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the 5% Step-Up Death Benefit option.

    /1/ The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
    /2/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint
        Owner (if applicable), and Annuitant are all under age 76.

7   Automatic Withdrawal

    Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred  sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

  ---------------------------------------------------------------    ------------------------------------------------------------
    [_] Please provide me with automatic withdrawals based on            [_] Please provide me with automatic withdrawals of
        ________ % (may be between 1-10%) of the greater of                  $__________________________________
        total contract value or premium payments, payable as
        follows:                                                     OR

         [_] Monthly [_] Quarterly  [_] Semiannually   [_] Annually      [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

         Begin withdrawals in  [_][_]     [_][_]                         Begin withdrawals in [_][_]    [_][_]
                                Month      Year                                                Month     Year
  ---------------------------------------------------------------    ------------------------------------------------------------

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

    ELECT ONE: [_] Do withhold taxes     Amount to be withheld _______% (must be at least 10%)
               [_] Do not withhold taxes

    PAYOUT     [_] Direct deposit   [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip) I/We authorize
    METHOD:        Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error.
                   This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National
                   Automated Clearing House Association (NACHA).

                   ___________________________________________________________________________________________________
                   Bank name                                                         Bank telephone number

               [_] Send check to address of record
               [_] Send check to the following alternate address:

                   ___________________________________________________________________________________________________
                   ___________________________________________________________________________________________________

8   Automatic Bank Draft


    ______________________________________________________________  __________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    __________________________________________________________________________________________________________________
    Bank name                                                                       Bank telephone number
    $
    ----------------------------------
    Monthly amount                            Automatic bank draft start date: [_][_]  [_][_]   [_][_]
                                                                               Month  Day(1-28)  Year


    [_] Checking (Attach a "voided" check)  OR  [_] Savings (Attach a deposit slip)

    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
    Life and the financial institution a reasonable opportunity to act on it.

9   Telephone/Internet Authorization (Check box if this option is desired.)


    [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10  Replacement

    Does the applicant have any existing life policies or annuity contracts?    [_] Yes  [_]  No
    Will the proposed contract replace any existing annuity or life insurance?  [_] Yes  [_]  No

    (Attach a state replacement form if required by the state in which the application is signed.)

    ____________________________________________________________________________
    Company name

    ____________________________________________________________________________
    Plan name                                       Year issued


    Fraud Warning


    Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


11  Signatures


    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus II Advance(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

    ______________________________________________________________________________________       ------- ------ ------
    Signed at (city)                           State                                        Date
                                                                                                 ------- ------ ------
                                                                                                  Month    Day   Year
    ____________________________________       ___________________________________________
    Signature of Contract Owner                Joint Contract Owner (if applicable)

    ______________________________________________________________________________________       ------- ------ ------
    Signed at (city)                           State                                        Date
                                                                                                 ------- ------ ------
                                                                                                  Month    Day   Year
    _______________________________________________________________________________________
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


________________________________________________________________________________

                    FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
________________________________________________________________________________

     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.

12   Insurance in Force   Will the proposed contract replace any existing
     annuity or life insurance contract?
     ELECT ONE:   [_]No   [_] Yes  If yes, please list the insurance in force
                                   on the life of the proposed Contract Owner(s) and Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                       $
     ___________________________________________________________________________


     Company name                                     Year issued        Amount

13   Additional Remarks

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

14   Dealer Information Note: Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

     [_] 1    [_] 2    [_] 3   OR   [_] Income4Life(SM) Solution - complete Form
                                        30350CP (nonqualified) or Form 30350Q-CP
                                        (qualified)

     ___________________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)        Registered representative's telephone number

     ___________________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                 Registered representative's SSN

     __________________________________________________________________________
     Dealer's name

     ___________________________________________________________________________
     Branch address                City               State                 ZIP

     ___________________________________________________________________________
     Branch number                 Registered representative number
     [_] CHECK IF BROKER CHANGE OF ADDRESS

15   Registered Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     ___________________________________________________________________________
     Signature

                        Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's homeoffice or to:

[LOGO]LINCOLN                                          Express Mail:
      Choice            Lincoln Life                   Lincoln Life
                        P.O. Box 7866                  Attention: ChoicePlus
                        Fort Wayne, IN 46801-7866      Operations
                                                       1300 South Clinton Street
                                                       Fort Wayne, IN 46802

                        If you have any questions regarding this application,
                     please call Lincoln Life at 800 826-6848.

[LOGO]LINCOLN
      Choice
                       Request for 1035 Exchange (Nonqualified)

Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a
                 1035 exchange:
                      1. This form, "Request for 1035 Exchange (Nonqualified)"
                      2. Old policy/contract to be exchanged (if lost, please
                         indicate in Section 2 below)
                      3. State replacement form (if required by the state)
                      4. Lincoln ChoicePlus II(SM) Application if funds are for
                         an initial purchase payment

1   SURRENDERING COMPANY INFORMATION


    ________________________________________________________________________________________________________________
    Surrendering insurance company                                         Telephone number

    ________________________________________________________________________________________________________________
    Address                                               City                     State                    ZIP

2   POLICY/CONTRACT INFORMATION

    _______________________________________________   Transfer the proceeds: [_] Immediately
    Policy/contract number                                                   [_] When indicated (date must be within
    The policy/contract is:                                                      30 days): _________________________


    [_]  Enclosed
    [_]  Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

    _____________________________________________   _________________________________   ____________________________
    Owner's name                                    Tax ID number                       Social Security number

    _____________________________________________   ________________________________________________________________
    Joint owner's name                              Social Security number

    _____________________________________________   ________________________________________________________________
    Annuitant name(s)                               Social Security number

3   SIGNATURES

    I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the
    Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s),
    Annuitant(s), and Owner(s) as the above-listed policy/contract.

    I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

    I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance
    Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

    Signed at ___________________________________________this_______________day of______________________year _______

    ________________________________________________________________________   _____________________________________
    Owner's signature                                                          Joint owner's signature

    ________________________________________________________________________   _____________________________________
    Insured signature (life only)                                              Irrevocable beneficiary signature


4   ACCEPTANCE OF ASSIGNMENT

    This section is to be completed by the insurance company.

    The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance
    Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting
    Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

    __________________________________________________    __________________________   _____________________________
    Authorized signature                                  Title                        Date


    __________________________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
    New policy/contract number                           Phone 800-826-6848

Send completed application and this form to your investment dealer's home office or to:

                                                Express Mail:
              Lincoln Life                      Lincoln Life
              PO Box 7866                       Attention: ChoicePlus Operations
              Fort Wayne IN 46801-7866          1300 South Clinton Street
                                                Fort Wayne IN 46802

[LOGO] LINCOLN
       Choice  Request for Qualified Retirement Account Transfer/Direct Rollover

Instructions: A. Please type or print.
              B. Owner's/Trustee's signature is required on this form.
              C. The following items must be mailed to Lincoln Life to process a transfer of funds:
                        1. This form, "Request for Qualified Retirement Account
                           Transfer/Direct Rollover"
                        2. Old policy/contract, if applicable (if lost, please
                           indicate in Section 2 below)
                        3. State replacement form (if required by the state)
                        4. Lincoln ChoicePlus II(SM) Application if funds are
                           for an initial purchase payment

1 CURRENT PLAN INFORMATION
  _________________________________________________________________________     Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
  Current financial institution

  _______________________________________________________________________________________________________________________________
  Address                                                    City                                 State             ZIP

  _________________________________________________________     _________________________________________________________________
  Policy/account owner name                                     Owner's Social Security number or Tax ID number

  _________________________________________________________     _________________________________________________________________
  Name of participant/annuitant (if different)                  Policy/account number


  Transfer/rollover FROM type of plan: [_] 401(k)          [_]  401(a) Type__________________     [_] SEP-IRA    [_] Traditional IRA

                                       [_] Conversion      [_] Roth Contributory IRA:  [_] 403(b) [_] Other (specify)____________

  Transfer/rollover TO type of plan:   [_] Traditional IRA [_] Roth IRA

2 QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

  Transfer the proceeds:   [_] Immediately     [_] When indicated (date must be within 30 days): [_][_] [_][_] [_][_]
                                                                                                 Month   Day     Year

  Check one for each of the following three sections:

  1. The amount requested and directed for payment represents a:  [_] Full transfer or  [_] Partial transfer of $_____________
  2. [_] Apply proceeds to a new contract [_] Apply proceeds to existing  contract number_____________________________________

  Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

  IF APPLICABLE:

  3. [_] I have enclosed the annuity contract.  [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3 SIGNATURES

  I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

  Please do not withhold any amount for taxes from the proceeds.

  It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

  I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."


  ____________________________________________ [_][_] [_][_] [_][_]  _______________________________________ [_][_] [_][_] [_][_]
  Owner/Trustee signature and title            Month   Day    Year   Co-Owner/Trustee signature and title    Month    Day   Year
                                                                     (if applicable)

______________________________________________ [_][_] [_][_] [_][_]
  Irrevocable beneficiary signature            Month   Day    Year
  (if applicable)

4 ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

  Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to
  Lincoln Life, attach a copy of this form to the check and send to the address below.

  ______________________________________________________________      ____________________________________      _________________
  Authorized signature                                                Title                                     Date

  _______________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
  New policy/contract number                Phone 800-826-6848

  Send completed application and this form to your investment dealer's home office or to:

                                                Express Mail:
                    Lincoln Life                Lincoln Life
                    P.O. Box 7866               Attention: ChoicePlus Operations
                    Fort Wayne, IN 46801-7866   1300 South Clinton Street
                                                Fort Wayne, IN 46802

        How to complete the Lincoln ChoicePlus II Advance(SM) Application

[LOGO]LINCOLN                                          -------------------------
      Choice       Lincoln ChoicePlus II Advance(SM)   The Lincoln National Life
                      Variable Annuity Application         Insurance Company
                                                          Fort Wayne, Indiana
                                                       -------------------------
--------------------------------------------------------------------------------
     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   Contract Owner Maximum age of Contract Owner is 90.


     [ILLEGIBLE]                           Social Security number/TIN [1][1][1]-[2][7]-[3][3][3][3]
     -----------------------------------
     Full legal name or trust name*

     [ILLEGIBLE]                           Date of birth [1][0] [2][7]  [4][4]  [X] Male   [_] Female
     -----------------------------------
     Street address                                      Month    Day    Year


      Los Angeles       CA        9907     Home telephone number [2][1][3]-[5][5][5]-[1][2][3][4]
     -----------------------------------
     City               State     ZIP

                                           Date of trust*  [_][_]  [_][_]  [_][_]    Is trust revocable?*
     ___________________________________
     Trustee name*                                         Month    Day     Year     [_]Yes   [_] No

                                           *This information is required for trusts.

 1b  Joint Contract Owner Maximum age of Joint Contract Owner is 90.


                                           Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________
     Full legal name

                                           Date of birth [_][_] [_][_] [_][_]   [_] Male   [_] Female

                                                         Month    Day   Year    [_] Spouse [_] Non-spouse

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.


     [ILLEGIBLE]                           Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
     -----------------------------------
     Full legal name or trust name*


                                           Date of birth [_][_] [_][_] [_][_]   [_] Male   [_] Female
     ___________________________________
     Street address                                      Month    Day   Year


                                           Home telephone number  [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________
     City               State     ZIP

2b   Contingent Annuitant Maximum age of Contingent Annuitant is 90.


                                           Social Security number [_][_][_]-[_][_]-[_][_][_][_]
     ___________________________________
     Full legal name

3 Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

     [ILLEGIBLE]                                                   [ILLEGIBLE]                          [ILLEGIBLE]                %
     ---------------------------------------------------------     ------------------------------       -----------------   --------
     Full legal name or trust name* [X] Primary [_] Contingent     Relationship to Contract Owner       SSN/TIN
                                                                                                                                   %
     ---------------------------------------------------------     ------------------------------       -----------------   --------
     Full legal name or trust name* [_] Primary [_] Contingent     Relationship to Contract Owner       SSN/TIN
                                                                                                                                   %
     ---------------------------------------------------------     ------------------------------       -----------------   --------
     Full legal name or trust name* [_] Primary [_] Contingent     Relationship to Contract Owner       SSN/TIN


     _________________________________________________________     Date of trust*   [_][_] [_][_] [_][_]    Is trust revocable?*
     Trustee name*
                                                                                    Month   Day    Year     [_] Yes [_] No
                                                                   *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4    Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract

     Nonqualified: [X]   Initial Contribution OR [_] 1035 Exchange
     Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover
     Plan Type (check one): [_] Roth IRA      [_] Traditional IRA


1a   Contract Owner
     Complete the name, address, Social Security or taxpayer ID number, date of birth, gender and home telephone number of the person entitled to exercise rights within the contract. If the contract owner is a trust, indicate the name of the Executor or Trustee and the date of the trust. THE MAXIMUM AGE OF THE CONTRACT OWNER IS 90.

1b   Joint Contract Owner
     If joint ownership applies, complete this section. THE MAXIMUM AGE OF THE JOINT CONTRACT OWNER IS 90.

2a   Annuitant
     Give the name, address, Social Security number, date of birth, gender and home telephone number of the person on whose life the annuity benefit payments are based upon at annuitization. If the annuitant is also the contract owner, indicate by stating "Same as contract owner." THE MAXIMUM AGE OF THE ANNUITANT IS 90.

2b   Contingent Annuitant
     If there is a contingent annuitant, complete this section. THE MAXIMUM AGE OF THE CONTINGENT ANNUITANT IS 90.

3    Beneficiary(ies) of Contract Owner
     Designate the person(s) to receive the death benefit upon the death of the contract owner(s), and indicate whether primary or contingent, the relationship to the contract owner(s), the Social Security or taxpayer ID number, and the percentage for each beneficiary elected. If the beneficiary is a trust, indicate the name of the Executor or Trustee and the date of the trust. THE CONTRACT OWNER AND THE BENEFICIARY CANNOT BE THE SAME PERSON.

4    Type of Lincoln ChoicePlus II(SM) Contract
     If the contract is nonqualified, indicate whether the payment for this contract is an initial contribution or a 1035 exchange. For a tax-qualified plan, indicate whether the payment is a transfer or rollover.

5a   Allocation
     Fill in the total amount to be invested. If this is a transfer or 1035 exchange, indicate the approximate amount to be transferred. Use whole percentages when allocating among the subaccounts. Future contributions will follow the allocation in Section 5a. If DCA option is selected, the entire amount of each future contribution will follow the allocation in
     Section 5b.

5b   Dollar Cost Averaging
     If the dollar cost averaging option is desired, please indicate ALL of the following:

     . total amount or monthly amount to be dollar cost averaged

     . duration of the dollar cost averaging program (6-60 months)

     . holding account for the program (elect either DCA Fixed Account, Delaware Premium High Yield Series, Lincoln National Money Market or Lincoln National Bond Fund)

     . allocation of monthly percentage(s) (cannot DCA into a fund that is the same as the holding account)

     Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

------------------------------------------------------------------------------------------------------------------------------------
5a   Allocation (The section must be completed)                      5b Dollar Cost Averaging (Complete if only electing DCA)

     Initial minimums: $10,000                                        $2,000 minimum required.
     Future contributions will follow the allocation below. If       ---------------------------------------------------------------
     DCA option is selected, the entire amount of each future         Total amount to DCA:     OR    $ ------------
     contribution will follow the allocation in Section 5b.           MONTHLY amount to DCA:         $ ------------
                                                                     ---------------------------------------------------------------
     If no allocations are specified in Section 5a or 5b, the         OVER THE FOLLOWING PERIOD:       ---------------
     entire amount will be allocated to the Money Market Fund,                                         MONTHS(6-60)
     pending instructions from the contract owner.                   ---------------------------------------------------------------
                                                                      FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   ------------------------------------------------------------       [_]DCA Fixed Account
     Please allocate my contribution of:                              [X]Delaware Premium High Yield Series* *The DCA and the
                                                                      [_]Lincoln National Money Market*       holding account
     $ --------------------      OR  $ ----------------               [_]Lincoln National Bond Fund*          DCA fund
     Initial contribution            Approximate amount                                                       elected cannot
                                     from previous carrier                                                    be the same.
   ----------------------------------------------------------------- ---------------------------------------------------------------
     INTO THE FUND(S) BELOW          Use whole percentages              INTO THE FUND(S) BELOW          Use whole percentages
   ----------------------------------------------------------------- ---------------------------------------------------------------
       ___________%    Delaware Premium Growth and Income Series     ___________%     Delaware Premium Growth and Income Series
       ___________%    Delaware Premium U.S. Growth Series           ___________%     Delaware Premium U.S. Growth Series
       ___________%    Delaware Premium REIT Series                  ___________%     Delaware Premium REIT Series
       ___________%    Delaware Premium Small Cap Value Series       ___________%     Delaware Premium Small Cap Value Series
       ___________%    Delaware Premium Trend Series                 ___________%     Delaware Premium Trend Series
       ___________%    Delaware Premium Social Awareness Series      ___________%     Delaware Premium Social Awareness Series
       ___________%    Delaware Premium High Yield Series            ___________%     Delaware Premium Social Awareness Series
       ___________%    AIM Growth Fund                               ___________%     Delaware Premium High Yield Series*
       ___________%    AIM International Fund                        ___________%     AIM Growth Fund
       ___________%    AIM Value Fund                                ___________%     AIM International Fund
       ___________%    Alliance Capital Growth and Income Portfolio  ___________%     AIM Value Fund
       ___________%    Alliance Capital Premier Growth Portfolio     ___________25    % Alliance Capital Growth and Income Portfolio
       ___________%    Alliance Capital Technology Portfolio         ___________%     Alliance Capital Premier Growth Portfolio
       ___________%    Alliance Capital Small Cap Value Portfolio    ___________%     Alliance Capital Technology Portfolio
       ___________%    AFIS Global Small Capitalization Fund         ___________%     Alliance Capital Small Cap Value Portfolio
       ___________%    AFIS Growth Fund                              ___________25    % AFIS Global Small Capitalization Fund
       ___________%    AFIS Growth-Income Fund                       ___________%     AFIS Growth Fund
       ___________%    AFIS International Fund                       ___________%     AFIS Growth-Income Fund
       ___________%    Deutsche Asset Equity 500 Index               ___________%     AFIS International Fund
       ___________%    Deutsche Asset EAFE Equity Index              ___________50    % Deutsche Asset Equity 500 Index
       ___________%    Deutsche Asset Small Cap Value Portfolio      ___________%     Deutsche Asset EAFE Equity Index
       ___________%    Fidelity VIP Equity Income Portfolio          ___________%     Deutsche Asset Small Cap Value Portfolio
       ___________%    Fidelity VIP Growth Portfolio                 ___________%     Fidelity VIP Equity Income Portfolio
       ___________%    Fidelity VIP Contrafund Portfolio             ___________%     Fidelity VIP Growth Portfolio
       ___________%    Fidelity VIP Overseas Portfolio               ___________%     Fidelity VIP Contrafund Portfolio
       ___________%    Franklin Templeton Growth Securities Fund     ___________%     Fidelity VIP Overseas Portfolio
       ___________%    Franklin Templeton Small Cap Fund             ___________%     Franklin Templeton Growth Securities Fund
       ___________%    Janus Worldwide Growth Portfolio              ___________%     Franklin Templeton Small Cap Fund
       ___________%    Janus Balanced Portfolio                      ___________%     Janus Worldwide Growth Portfolio
       ___________%    Janus Aggressive Growth Portfolio             ___________%     Janus Balanced Portfolio
       ___________%    Lincoln National Aggressive Growth Fund       ___________%     Janus Aggressive Growth Portfolio
       ___________%    Lincoln National Bond Fund                    ___________%     Lincoln National Aggressive Growth Fund
       ___________%    Lincoln National Capital Appreciation Fund    ___________%     Lincoln National Bond Fund*
       ___________%    Lincoln National Global Asset Allocation Fund ___________%     Lincoln National Capital Appreciation Fund
       ___________%    Lincoln National International Fund           ___________%     Lincoln National Global Asset Allocation Fund
       ___________%    Lincoln National Money Market Fund            ___________%     Lincoln National International Fund
       ___________%    Lincoln National Social Awareness Fund        ___________%     Lincoln National Money Market Fund*
       ___________%    MFS Emerging Growth Series                    ___________%     Lincoln National Social Awareness Fund
       ___________%    MFS Capital Opportunities Series              ___________%     MFS Emerging Growth Series
       ___________%    MFS Total Return Series                       ___________%     MFS Capital Opportunities Series
       ___________%    MFS Utilities Series                          ___________%     MFS Total Return Series
       ___________%    Neuberger Berman Regency Portfolio            ___________%     MFS Utilities Series
       ___________%    Neuberger Berman Mid-Cap Portfolio            ___________%     Neuberger Berman Regency Portfolio
       ___________%    Putnam Growth & Income Fund                   ___________%     Neuberger Berman Mid-Cap Portfolio
       ___________%    Putnam Health Sciences Fund                   ___________%     Putnam Growth & Income Fund
                       Fixed Account:       _______ % 5 years        ___________%     Putnam Health Sciences Fund
                       _______ % 1 year     _______ % 7 years        ===========%     Total (must = 100%)
                       _______ % 3 years    _______ % 10 years       ---------------------------------------------------------------
       ===========%    Total (must = 100%)                           Future contributions will not automatically start a new
                                                                     DCA program. Instructions must accompany each DCA
                                                                     contribution.
   ----------------------------------------------------------------- ---------------------------------------------------------------

        How to complete the Lincoln ChoicePlus II Advance(SM) Application

------------------------------------------------------------------------------------------------------------------------------------
     5c  Cross-Reinvestment or Portfolio Rebalancing

         To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio Rebalancing form
         (28887CP2).

     6   Death Benefit Option

         Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)
         [_]   I/We hereby elect the 5% Step-Up/1/ Death Benefit option.

         [X]   I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death
               Benefit.

         [_]   I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the 5% Step-Up Death Benefit option.

         /1/   The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.
         /2/   The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner,
               Joint Owner (if applicable), and Annuitant are all under age 76.

     7   Automatic Withdrawal

         Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

      ----------------------------------------------------------------    ----------------------------------------------------------

         [_] Please provide me with automatic withdrawals based on        [X] Please provide me with automatic withdrawals of
             ________ % (may be between 1-10%) of the greater of total        $__________________________
             contract value or premium payments, payable as follows:
                                                                       OR

         [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually       [_] Monthly  [_] Quarterly  [_] Semiannually  [X] Annually

         Begin withdrawals in    [_][_]    [_][_]                         Begin withdrawals in      [0][5]    [0][2]

                                 Month      Year                                                    Month      Year

      ----------------------------------------------------------------    ----------------------------------------------------------

         Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

         ELECT ONE: [_] Do withhold taxes Amount to be withheld ________ % (must be at least 10%)
                    [X] Do not withhold taxes

         PAYOUT     [_] Direct deposit    [_] Checking (Attach a "voided" check)  OR  [_] Savings (Attach a deposit slip)
         METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                        Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                        ____________________________________________________________________________________________________________
                        Bank name                                                          Bank telephone number

                    [X] Send check to address of record

                    [_] Send check to the following alternate address:


                        ____________________________________________________________________________________________________________

                        ____________________________________________________________________________________________________________

     8   Automatic Bank Draft

          [ILLEGIBLE]
         --------------------------------------------------------------------   ____________________________________________________
         Print account holder name(s) EXACTLY as shown on bank records

          [ILLEGIBLE]                                                                        [ILLEGIBLE]
         ---------------------------------------------------------------------------------------------------------------------------
         Bank name                                                                           Bank telephone number

          $[ILLEGIBLE]
         ----------------------------------------
         Monthly amount                             Automatic bank draft start date:       [1][1]     [0][1]     [0][1]

                                                                                           Month    Day (1-28)    Year
         [_] Checking (Attach a "voided" check)  OR  [_] Savings (Attach a deposit slip)

         I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.


------------------------------------------------------------------------------------------------------------------------------------

     5c  Cross-Reinvestment or Portfolio Rebalancing
         To initiate the cross-reinvestment or portfolio rebalancing program, complete the appropriate form (available from your financial adviser).

     6   Death Benefit Option
         Check the appropriate box indicating which death benefit option you want to elect. If this benefit is not elected, the death benefit will be the Enhanced Guaranteed Minimum Death Benefit. The 5% Step-Up Option may only be elected if the contract owner, joint owner (if applicable), and annuitant are all under age 80. The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the contract owner, joint owner (if applicable), and annuitant are all under age 76.

     7   Automatic Withdrawal
         Specify the amount to be withdrawn (not to exceed 10% of premium payments in any contract), the frequency of the payments, when to begin the payments, whether to withhold federal income tax, and where the payments should be sent. For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check.


     8   Automatic Bank Draft
         Complete the account holder name(s), bank name and address, the monthly amount to be drafted from the account, and indicate the day, month and year for the bank draft starting date (the day indicated should be between 1 and 28; money will be drafted on this day each month). A voided check or deposit slip must be attached to initiate the bank draft. The owner(s)
         of the checking account must sign to authorize the draft.

     9   Telephone/Internet Authorization
         Check this box if the contract owner wants telephone/Internet transfer privileges.

     10  Replacement
         The contract owner must indicate whether this contract will replace another existing annuity or life insurance contract. If
         "yes" is elected, the 1035 Exchange or Qualified Retirement Account Transfer form must be completed (these forms are attached). Note that the election in Section 10 should be the same as in Section 12. ATTACH A STATE REPLACEMENT FORM IF
         REQUIRED BY THE STATE IN WHICH THE APPLICATION IS SIGNED.

     11  Signatures
         This application requires the signature of the contract owner(s). Indicate the city/state where and the date when the application is signed. The "signed at" city/state will be used for broker licensing purposes. The annuitant must also sign the application if the contract owner is a trust or custodian.

     -------------------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
     -------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

     9   Telephone/Internet Authorization  (Check box if this option is desired.)

         [X] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

     10  Replacement

         Does the applicant have any existing life policies or annuity contracts?           [_] Yes       [X] No
         Will the proposed contract replace any existing annuity or life insurance?         [_] Yes       [X] No

         (Attach a state replacement form if required by the state in which the application is signed.)



         ___________________________________________________________________________________________________________________________
         Company name

         ___________________________________________________________________________________________________________________________
         Plan name                                                                                   Year issued

         Fraud Warning

         Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     11  Signatures

         All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus II Advance(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification numbers) is correct as it appears in this application and that I/we are U.S. persons (including U.S. resident alien).


         [ILLEGIBLE]                                  CA
         ------------------------------------------------------------------------------------------
         Signed at (city)                             State
                                                                                                     Date   [0][9]   [0][1]   [0][1]
                                                                                                            Month     Day      Year
         /s/ Paul O. Smith
         -----------------------------------------    _____________________________________________
         Signature of Contract Owner                  Joint Contract Owner (if applicable)


         __________________________________________________________________________________________
         Signed at (city)                             State
                                                                                                     Date   [_][_]   [_][_]   [_][_]
                                                                                                            Month     Day      Year

         __________________________________________________________________________________________
         Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)




     -------------------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
     -------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

        How to complete the Lincoln ChoicePlus II Advance(SM) Application

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

         THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------------------
     12  Insurance in Force   Will the proposed contract replace any existing annuity or life insurance contract?

         ELECT ONE:  [X] No [_] Yes   If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                      Annuitant(s):

         (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                                 $
         ---------------------------------------------------------------------------------------------------------------------------
         Company name                                                                   Year issued              Amount

     13  Additional Remarks

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

         ___________________________________________________________________________________________________________________________

     14  Dealer Information    Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                     If more than one representative, please indicate names and percentages in Section 13.

         [_] 1    [_] 2    [_]3  OR   [X] Income4Life(SM) Solution - complete Form 30350CP (nonqualified) or Form 30350Q-CP
                                           (qualified)


         [ILLEGIBLE]                                                                [2][2][2] [5][5][5]-[1][2][1][2]
         -------------------------------------------------------------------------
         Registered representative's name (print as it appears on NASD licensing)   Registered representative's telephone number

                                                                                    [5][5][5]-[0][0]-[1][2][3][4]
         _________________________________________________________________________
         Client account number at dealer (if applicable)                            Registered representative's SSN

         [ILLEGIBLE]
         ---------------------------------------------------------------------------------------------------------------------------
         Dealer's name

         [ILLEGIBLE]                    [ILLEGIBLE]                                           [ILLEGIBLE]                [ILLEGIBLE]
         ---------------------------------------------------------------------------------------------------------------------------
         Branch address                 City                                                  State                      ZIP

         ___________________________________________________________________________________________________________________________
         Branch number                  Registered representative number


         [_] CHECK IF BROKER CHANGE OF ADDRESS

     15  Registered Representative's Signature

         The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


         /s/ [ILLEGIBLE]
         ---------------------------------------------------------------------------------------------------------------------------
         Signature

                                Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

[LOGO] LINCOLN                                                              Express Mail:
       Choice                   Lincoln Life                                Lincoln Life
                                P.O. Box 7866                               Attention: ChoicePlus Operations
                                Fort Wayne, IN 46801-7866                   1300 South Clinton Street
                                                                            Fort Wayne, IN 46802

                                If you have any questions regarding this application, please call Lincoln Life at 800 826-6848.



------------------------------------------------------------------------------------------------------------------------------------

     12   Insurance in Force
          Indicate whether this contract replaces or changes any other annuity or life insurance contract in force on the proposed contract owner's and/or annuitant's life. Note that the election in Section 12 should be the same as in Section 10.

     13   Additional Remarks
          Provide Lincoln Life with any additional instructions or information.

     14   Dealer Information
          Print the registered representative's name, telephone number, the client account number at the dealer (if applicable), Social Security number, dealer' name and branch address (check box if this is a change of address).

     15   Registered Representative's Signature
          The representative must sign in the space provided. The representative should only sign this application if he/she is licensed in the state indicated in Section 11 of this application. (In some states, the representative may also be required to be licensed in the contract owner's state of residence.) For questions concerning licensing, contact Lincoln Life's licensing department at 800-331-4949.

                                     Page 10